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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the captions "Selected Historical Financial Information of OrNda" and "Experts" and to the use of our report dated October 25, 1996, incorporated by reference in the Registration Statement (Form S-4) of Tenet Healthcare Corporation.

                                          ERNST & YOUNG LLP

Nashville, Tennessee
December 18, 1996